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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 2008

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 East Ogden Avenue, Suite 102A, Hinsdale, IL 60521
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 18, 2008, Voyager Petroleum, Inc. (the "Company") entered into a Ninth Amendment to the Purchase and Sale Agreement with Deacon Enterprises, Inc. ("Deacon"), a Michigan corporation, for the purchase of a processing facility located in Detroit, Michigan (the "Ninth Amendment"). Pursuant to the terms of the Ninth Amendment, the Company's right to inspect and evaluate the Property was extended from February 8, 2008 until March 28, 2008 at 5:00 EST without any additional cost to the Company.

         The extension to the Purchase Agreement has been necessary to give the lessor and the lessee of the property sufficient time to work out an amicable resolution with respect to the termination of their lease. The Company is not directly involved in these discussions and the Company cannot set forth a definitive timeline or a guarantee that such resolution will take place on or prior to March 28, 2008. If the Closing does not occur by March 28, 2008, Deacon may terminate the Agreement and retain the $50,000 deposit held in escrow.

         As of the date of this Current Report on Form 8-K, the Company has obtained a commitment for financing this purchase by way of a mortgage together with financing provided by the Seller on the property. Notwithstanding the foregoing, there can be no assurance that such financings will ever take place.

         A copy of the Ninth Amendment is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

         99.1 Ninth Amendment to the Purchase and Sale Agreement, dated February 18, 2008, by and between Voyager Petroleum, Inc. and Deacon Enterprises, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         VOYAGER PETROLEUM, INC.


Date: February 19, 2008                                  /s/ Sebastien DuFort
                                                         -----------------------
                                                         Sebastien DuFort
                                                         President